UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2023 (April 19, 2023)

HCM ACQUISITION CORP
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41241	98-1581263
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 First Stamford Place, Suite 330
Stamford, CT 06902

(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (203) 930-2200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one Redeemable Warrant	HCMAU	The Nasdaq Stock Market LLC
Class A Ordinary Shares, par value $0.0001 per share	HCMA	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Class A ordinary share at a price of $11.50 per share	HCMAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information disclosed in Item 5.07 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01 to the extent required herein. On April 20, 2023, as approved by its shareholders at the Extraordinary Meeting (as defined below), HCM Acquisition Corp (“HCM”) and Continental Stock Transfer & Trust Company entered into an Amended and Restated Investment Management Trust Agreement (the “Amended IMTA”). A copy of the Amended IMTA is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information disclosed in Item 5.07 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03 to the extent required herein. As approved by its shareholders at the Extraordinary Meeting, HCM amended its amended and restated memorandum and articles of association (the “Extension Amendment”). HCM filed the Extension Amendment with the Registrar of Companies of the Cayman Islands on April 21, 2023. The Extension Amendment changed the date by which HCM must consummate an initial business combination from April 25, 2023 to May 25, 2023, with the option to elect to extend the date to consummate a business combination on a monthly basis for up to eight times by an additional month each time after May 25, 2023, without another shareholder vote, upon two days’ advance notice prior to the applicable deadline, for a total of up to nine months to January 25, 2024, unless the closing of a business combination shall have occurred. A copy of the Extension Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07.	Submissions of Matters to a Vote of Security Holders.

On April 19, 2023, HCM held an extraordinary general meeting of shareholders (the “Extraordinary Meeting”). On March 22, 2023, the record date for the Extraordinary Meeting, there were 38,812,500 issued and outstanding shares of HCM’s ordinary shares (the “Ordinary Shares”) entitled to vote at the Extraordinary Meeting, 78.70% of which were represented in person or by proxy.

The final results for HCM of the matters submitted to a vote of HCM’s shareholders at the Extraordinary Meeting are as follows:

Matters Voted On	For	Against	Abstain
A proposal by special resolution, by the affirmative vote of the holders of a majority of at least two-thirds (2/3) of HCM’s Ordinary Shares entitled to vote and which are present at the Extraordinary Meeting, to approve the Extension Amendment.	30,402,705	143,358	0

A proposal to approve, by the affirmative vote of at least sixty-five percent (65%) of the outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class, the Amended IMTA.	30,402,705	143,358	0

Each of the proposals described above was duly approved by HCM’s shareholders. HCM’s shareholders elected to redeem an aggregate of 24,670,594 Ordinary Shares in connection with the Extraordinary Meeting.

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description
3.1	Amendment to Amended and Restated Memorandum and Articles of Association.
10.1	Amended and Restated Investment Management Trust Agreement, dated April 20, 2023, by and between HCM and Continental Stock Transfer & Trust Company.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 21, 2023

HCM ACQUISITION CORP

By:	/s/ James Bond
Name:	James Bond
Title:	Chief Financial Officer